SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008 (June 13, 2008)

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 13, 2008, a Third Amendment to the Credit Agreement dated as of May 11, 2006, among Great Plains Energy Incorporated, Bank of America, N.A., JPMorgan Chase Bank, N.A., BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ, Limited, Chicago Branch, Wachovia Bank N.A., The Bank of New York, Keybank National Association, The Bank of Nova Scotia, UMB Bank, N.A., and Commerce Bank, N.A.  (the “Credit Agreement”) was entered into by the parties.  The Credit Agreement provides for a revolving credit facility of up to $600 million, and was filed as Exhibit 10.1.b to Form 10-Q for the quarter ended June 30, 2006.   The Third Amendment supplements the First Amendment to Credit Agreement dated as of May 16, 2008, which was filed as Exhibit 10.1 to Great Plains Energy’s Current Report on Form 8-K filed on May 22, 2008.

The Third Amendment will permit, upon the consummation of the acquisition of Aquila, Inc. by Great Plains Energy: (i) liens on the accounts receivable and/or contracts which will give rise to accounts receivable of Aquila; (ii) liens on property of Aquila securing indebtedness of Aquila under that certain Credit Agreement, dated as of August 31, 2005, among Aquila, as borrower, the banks from time to time party thereto and Union Bank of California, N.A., as administrative agent, issuing bank and sole lead arranger (the “2005 Credit Agreement”), and continuation or replacement of such liens in connection with refinancings or restructurings of that agreement as provided in the Third Amendment; and (iii) restrictions on Aquila’s ability to pay dividends under the 2005 Credit Agreement and that certain Revolving Credit Agreement, dated as of September 20, 2004, among Aquila, as borrower, the lenders from time to time party thereto, Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent, joint lead arranger and sole bookrunner, Citigroup Global Markets Inc., as joint lead arranger and documentation agent, and Lehman Brothers Inc., as joint lead arranger and syndication agent, and refinancings or restructurings of those agreements as provided in the Third Amendment.

The foregoing is a summary of the material provision of the Third Amendment. This summary is not intended to be complete and is qualified in its entirety by reference to such amendment, which is incorporated by reference and is attached as Exhibit 10.1.

An affiliate of The Bank of New York is trustee under certain indentures with Great Plains Energy and a subsidiary.  UMB Bank, N.A., is a trustee under an indenture with a Great Plains Energy subsidiary.  In addition, the lenders and certain of their affiliates engage in transactions with, and perform services for, Great Plains Energy and its affiliates in the ordinary course of business and have engaged, and may in the future engage, in commercial banking and investment banking transactions with Great Plains Energy and its affiliates.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit No.

10.1
Third Amendment to Credit Agreement dated as of June 13, 2008, among Great Plains Energy Incorporated, Bank of America, N.A., JPMorgan Chase Bank, N.A., BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ, Limited, Chicago Branch, Wachovia Bank N.A., The Bank of New York, Keybank National Association, The Bank of Nova Scotia, UMB Bank, N.A., and Commerce Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

Date: June 19, 2008